UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-06324

Exact name of registrant as specified in charter:
Delaware Group Global & International Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
International Value Equity Fund

Delaware
Emerging Markets Fund

Delaware
Global Value Fund

November 30, 2007

International equity mutual funds

Table of contents

> Portfolio management review	1
> Performance summary.	8
> Disclosure of Fund expenses	14
> Country and sector allocations	16
> Statements of net assets	18
> Statements of operations	26
> Statements of changes in net assets	27
> Financial highlights	28
> Notes to financial statements	41
> Report of independent registered public accounting firm	49
> Other Fund information	50
> Board of trustees/directors and officers addendum	52
> About the organization	54

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

Portfolio management review

Delaware International Value Equity Fund

Dec. 11, 2007

The managers of Delaware International Value Equity Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

What kind of economic and stock market backdrop did the Fund encounter during the fiscal reporting period?

During the year ended Nov. 30, 2007, established international markets made healthy gains, which were often supported by a declining U.S. dollar. Growth stocks outpaced their value counterparts — a reversal of the trend seen in recent prior years.

As value investors, we remained focused on the lower-priced segment of the market. These stocks did not fare as well as more expensive growth-oriented investments, holding back returns in the Fund.

Many of the stronger performing stocks over the past 12 months were those of companies positioned to benefit from global economic growth, such as the growth taking place in China and India. As the period progressed, many more businesses, especially in the world’s developed regions, found it difficult to top their strong earnings of prior years. Investors’ growing concerns led them to favor more traditionally defensive (less economically sensitive) sectors, including utilities and consumer staples. Somewhat paradoxically, certain cyclical (more economically sensitive) groups — such as steel, iron ore, copper, and other materials stocks — also performed very well, benefiting from strong and growing demand from Asia, especially China.

The past fiscal year’s single worst-performing sector was financials. Its troubles began with concerns about the U.S. subprime mortgage market — high-interest loans to home buyers with poor credit. U.S. financial institutions were hit first and hardest, but the damage soon spread to banks and insurance companies elsewhere, as investors sought to determine the full extent of bad debts. Global financial stocks broadly sold off, with many solid businesses appearing to suffer nearly as much as some of the more obviously poor-quality companies.

How did Delaware International Value Equity Fund perform during the 12 months ended Nov. 30, 2007?

The Fund’s fiscal-year gains trailed those of the benchmark index and the Fund’s Lipper peer group. Delaware International Value Equity Fund returned +11.24% with all distributions reinvested (Class A shares at net asset value) and +4.82% with the sales charge included (Class A shares at maximum offer price). In comparison, the Fund’s benchmark, the MSCI All-Country World Index, returned +17.30% (net) during the same time frame. The Fund’s peer group, the Lipper International Multi-Cap Value Funds Average, gained 16.27%. (Source: Lipper) For the complete, annualized performance of Delaware International Value Equity Fund, please see the table on page 8.

What factors hampered the Fund’s performance during the 12-month period?

Our overweighting in the poor-performing consumer discretionary sector, as well as relatively weak stock selection there, detracted from results. Two particular drags in the sector were Nissan Motor and Honda Motor, a position that we sold before the end of the fiscal year. North America is a significant market for both of these Japanese automakers, and worries about a slowing U.S. economy weighed on the stocks. Also underperforming was Techtronic Industries, a Hong Kong–based power-tool manufacturer that fell in part because of concerns about slowing construction activity in the United States.

Our holdings among industrials were also weak relative to the benchmark, with British Airways a notable laggard in this group. Economic worries led to a significant selloff in this stock, even as the airline’s fundamentals remained very strong, in our view.

In financials, our position in Japanese bank Mitsubishi UFJ Financial Group detracted from performance. The bank’s significant international presence caused investors to worry about potential exposure to subprime loans — exposure that had not yet materialized.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware International Value Equity Fund

What factors added to performance between Nov. 30, 2006, and Nov. 30, 2007?

The Fund benefited from its holdings in the technology sector, especially from Nokia, which was the Fund’s top performer overall. We first bought shares of the Finnish mobile-phone maker several years ago, when they were much cheaper. In recent years, Nokia has solidified its dominant market position and has seen strong growth in emerging markets. The company’s shares nearly doubled during the fiscal year on stronger sales and profits.

The Fund’s healthcare holdings fared better than the sector as a whole, although our higher exposure, compared to the MSCI EAFE Index, to this relatively weak-performing group was a negative factor. The Fund especially benefited from a position in Novo Nordisk, a Danish pharmaceutical company specializing in diabetes care. Investors rewarded the company for its increased profitability, in large part stemming from its successful introduction of a new, more effective insulin product.

Also strong was Australian soft-drink bottler Coca-Cola Amatil, which benefited from steady demand for its products, strong cash flows, and the well-received sale of its underperforming South Korean division.

Were there changes to your management approach over the past fiscal year?

We remained very much focused on individual, bottom-up stock selection. In other words, we continued to build our Fund one company at a time, as opposed to seeking to own stocks because they belong to certain favored sectors.

We regularly emphasized attractively valued stocks that we believed had compelling and enduring competitive advantages that were not being fully appreciated by the market. In all types of markets, we looked for solid, well-run businesses that were temporarily out of favor but offered investors good long-term appreciation potential.

How was the Fund positioned at the end of November 2007?

At period end, the Fund was significantly overweighted compared to the index in the consumer discretionary sector, where we favored attractively valued, high-quality, globally competitive companies that have a diversified business mix. In contrast, we had found relatively few value opportunities in utilities and materials, both of which had seen significant run-ups in their share prices. Although we believed that valuations were relatively high in most markets, we were of the opinion that the worst of the recent value-stock downturn was already reflected in share prices.

Delaware Emerging Markets Fund

Dec. 11, 2007

The managers of Delaware Emerging Markets Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

In general, how did emerging markets securities fare during the fiscal year?

Emerging markets performed well during the fiscal year, continuing the trend of strong positive performance that they have generally experienced since 2003. The MSCI Emerging Markets Index rose significantly during the period, proving highly resilient to concerns about a global economic slowdown and the credit crisis emanating from the United States. Underscoring the volatility that can be inherent in emerging markets, the index, despite its overall strength, experienced three different “corrections” during the year — ranging from 19% to 10% downturns.

The overall strong performance of the index highlighted what we view as the positive fundamentals underlying many emerging markets: a) growing national GDPs supported by both domestic demand and high commodity prices; b) good macroeconomic fundamentals marked by high current account surpluses, strong currencies, and prudent fiscal and monetary policies; and c) high rates of earnings growth at the corporate level.

Some of the strongest markets were China, Brazil, and Turkey, which rose 96%, 87%, and 74%, respectively (all country returns based on MSCI country indices). With a few small exceptions, countries represented in the index registered positive returns during the fiscal year, illustrating the breadth of the strength across emerging markets. Major markets that turned in disappointing performance included Taiwan with +7.60%, Mexico at +17%, and Russia with a return of +21%. (Source: Lipper)

How did Delaware Emerging Markets Fund perform versus its benchmark index and peers?

Delaware Emerging Markets Fund outperformed its benchmark during the period, returning +46.11% at net asset value and +37.70% at its maximum offer price (both figures are for Class A shares with all distributions reinvested). The MSCI Emerging Markets Index advanced 45.16%, and the average return for funds tracked within the Lipper Emerging Markets category was 41.98%. For complete, annualized performance information about Delaware Emerging Markets Fund, please see the table on page 10.

What was your management approach during the year?

This fiscal year was the first full year in which the Fund was managed by Liu-Er Chen and our Boston-based team of emerging markets analysts. Our investment strategy, based on estimating a company’s intrinsic value, was a significant move away from the previous management team’s focus on high dividend yields and defensive country positioning. When the recently closed fiscal year began in December 2006, we were still undergoing a process of altering the Fund’s investment portfolio, to bring it in line with our investment style. All securities in the Fund were reassessed in the context of the new investment model and subsequently sold or held, based on our analysis.

During the fiscal year, we followed our practice of not aiming for specific allocations to countries or sectors, but letting our fundamental investment process guide the creation of the Fund. In our experience, this generally results in carrying more exposure, compared to the benchmark, to attractive markets and sectors. At the same time, it generally results in less exposure to countries and sectors that our process deems to be unfavorable, on either an absolute or relative basis.

We also kept abreast of economic news in the countries in which we invested, though we did not make trading decisions based on such news. We focused on stocks that we believed will deliver enduring value, regardless of the news that affected particular countries or sectors.

As part of our investment approach, which is based on estimating a company’s intrinsic value, we analyze a company to determine what we believe to be its true worth. We then compare that intrinsic worth to the company’s

The views expressed are current as of the date of this report and are subject to change.

(continues)     3

Portfolio management review

Delaware Emerging Markets Fund

market valuation, seeking to identify companies whose intrinsic value exceeds their market valuations.

What factors sparked positive contributions to performance in the 12-month period ended Nov. 30, 2007?

Country allocations explained much of our outperformance. The Fund was significantly overweight compared to the MSCI Emerging Markets Index in Brazil, for instance. Among our holdings there, Cia Vale Do Rio Doce (CVRD), a global leader in iron ore production, rose more than 150%. Cia Siderurgica Nacional SA (CSN), the largest steel manufacturer, climbed 165%. Also in Brazil, we saw a strong advance by CPFL Energia, a stock which gained more than 50%. CPFL is a holding company that, through its subsidiaries, generates and distributes electricity. Our position in the company was sold by fiscal year end.

Our allocation to South Korea had a positive effect on performance as well. We believe that the South Korean market generally lends itself to our investment style because it has significantly undervalued assets. South Korean companies are often grouped in holding-company structures that we believe are inefficient, and offer value as a result. During the fiscal year, several of these holding companies provided excellent returns within the Fund, including SK Holdings and Daelim Industrial, which was sold by year end. Another South Korean stock that performed well was Samsung, which gained more than 90% during the period. Samsung is one of the world’s largest manufacturers of consumer electronics and semiconductors. We believed the company’s shares were undervalued relative to the company’s underlying businesses.

Some individual Chinese holdings made substantially positive contributions to the Fund’s return as well, although as a group, our Chinese investments detracted from our performance relative to the index. Among the positive contributors, Baidu.com saw its share price increase by more than 80%. Baidu.com is China’s leading internet search engine, with a dominant and growing franchise in a rapidly expanding market.

What factors hampered the Fund’s fiscal year performance?

As groups, our holdings in China and Indonesia were among the significant detractors to Fund performance relative to the index. The Fund experienced positive returns in both countries, but our holdings did not keep up with the impressive returns within the index.

In China, detractors were China Citic Bank and Country Garden Holdings, which fell 16% and 19%, respectively. China Citic Bank shares debuted earlier this year in an April initial public offering. It is the nation’s eighth-largest bank by assets. Country Garden is a land developer that builds townhouses and apartments. Underscoring some of the risks that can be inherent in Chinese stocks, Country Garden shares suffered late in the period as reports about alleged collusion between the company and local government officials surfaced. Country Garden denied that it took any illegal actions. Both China Citic Bank and Country Garden positions were sold before year end.

In Indonesia, our lone detractor was Gudang Garam, dropping by 16% during the period. Gudang is the nation’s largest tobacco producer in terms of market share. We sold this holding before the end of the fiscal year.

What other strategic moves affected the investment strategy of the Fund between Nov. 30, 2006, and Nov. 30, 2007?

First and foremost, we maintained our dedication to finding investment ideas that met our strict valuation criteria. We also continued investing with an eye toward the long term, maintaining an investment horizon of between three and five years. We were mindful of valuation swings that we saw over the course of the year, and we continued our disciplined adherence to our investment methodology.

Delaware Global Value Fund

Dec. 11, 2007

The managers of Delaware Global Value Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

What kind of economic and stock market backdrop did the Fund encounter during the fiscal reporting period?

U.S. stocks turned in only moderate gains during the past year, in the face of a slowing economy, declining corporate earnings growth, and a weaker housing market. Equity markets rose steadily early in the period. The sanguine conditions were interrupted, however, by a brief but sharp correction in late February and early March as investors around the globe came to terms with weaker-than-expected economic data in the United States.

Stocks recovered throughout the spring, but conditions deteriorated during summer months as investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the difficult conditions for homeowners and homebuilders. Falling home prices and rising interest rates triggered an increase in mortgage defaults and substantial losses for banks and home lenders. Financial institutions that had invested in securities backed by the riskiest loans faced some of the steepest losses. Lenders responded by dramatically tightening their borrowing requirements.

Within this environment, nervous investors fled the U.S. stock market between mid-July and mid-August. Equity markets staged a temporary recovery in September after the Federal Reserve cut interest rates several times. The Fed’s interest rate cuts weren’t enough to satisfy investor anxiety, however. Markets fell sharply again in the fiscal period’s final month, overcome by losses associated with subprime mortgages as well as potentially meager consumer spending.

During the period, general trends in international markets tracked those in the U.S., although established-market international stocks outperformed the U.S., helped by a declining U.S. dollar. Growth stocks outpaced their value counterparts — a reversal of the trend seen in recent prior years.

U.S. financial institutions were hit first and hardest, but the damage soon spread to banks and insurance companies elsewhere, as investors sought to determine the full extent of bad debts. Global financial stocks broadly sold off, with many solid businesses appearing to suffer nearly as much as some of the more obviously poor-quality companies.

As value investors, we remained focused on the lower-priced segment of the market. These stocks did not fare as well as growth-oriented investments, holding back returns in the Fund.

How did the Fund perform in this changing marketplace?

For its fiscal year ended Nov. 30, 2007, Delaware Global Value Fund returned +6.96% with all distributions reinvested (Class A shares at net asset value) and +0.79% with the sales charge included (Class A shares at maximum offer price). The Fund’s benchmark index is the MSCI All-Country World Index, which gained 14.11% over the fiscal period. The Fund’s peer group, as measured by the Lipper Global Multi-Cap Core Funds Average, gained 12.27% (source: Lipper). For the complete, annualized performance of Delaware Global Value Fund, please see the table on page 12.

What factors hampered the Fund’s performance during the 12-month period?

Our exposure to the poor-performing consumer discretionary sector, along with weak stock selection there, detracted from results. Two particular drags in the sector were Nissan Motor and Honda Motor, a position that we sold before the end of the fiscal year. North America is a significant market for both of these Japanese automakers, and worries about a slowing U.S. economy weighed on the stocks. Also underperforming was Techtronic Industries, a Hong Kong–based power-tool manufacturer that fell in part because of concerns about slowing construction activity in the United States.

Disappointing stock selection in the U.S. consumer discretionary sector also hurt Fund returns as Limited Brands underperformed. The company faced

The views expressed are current as of the date of this report and are subject to change.

(continues)     5

Portfolio management review

Delaware Global Value Fund

challenges related to a restructuring, and it experienced disappointing same-store sales.

Our holdings among industrials were also weak, with British Airways a notable laggard in this group. Economic worries led to a significant selloff in this stock, even as the airline’s fundamentals remained very strong, in our view.

In financials, our position in Japanese bank Mitsubishi UFJ Financial Group detracted. The bank’s significant international presence caused investors to worry about potential exposure to subprime loans — exposure that had not yet materialized. In another example, our investment in Washington Mutual, whose business is heavily tied to mortgage lending, detracted from performance. Midwest-based bank Huntington Bancshares was also a disappointment. The combination of challenging interest rate conditions in recent years, along with its exposure to the slower Midwest economy and troubled U.S. auto industry, conspired to hurt Huntington’s stock price.

Consumer finance and credit card company Discover Financial Services also detracted from Fund returns. Discover, which was spun off from Morgan Stanley in June, was a recent addition to the Fund. We believe that Discover’s stock fell in part because of investors’ worries about consumer spending strength and the potential for higher charge-offs at the company. Despite recent troubles, we maintained this holding because we continued to have confidence in the company’s long-term value.

In reviewing the Fund’s U.S. holdings, an underweight allocation to the energy sector (versus the S&P 500 Index, which we use as the benchmark for comparing the Fund’s sector weightings among its U.S. holdings) had a negative impact on overall performance, as rising commodity prices propelled energy sector shares during the period. Likewise, an underweight U.S. position (versus the S&P 500 Index) in the cyclically oriented industrials sector detracted from the Fund’s overall returns.

What factors added to performance between Nov. 30, 2006, and Nov. 30, 2007?

The Fund benefited from its holdings in the technology sector, especially from Nokia, which was the portfolio’s top performer overall. We first bought shares of the Finnish mobile-phone maker several years ago, when they were much cheaper. In recent years, Nokia has solidified its dominant market position and has seen strong growth in emerging markets. The company’s shares nearly doubled during the past year on stronger sales and profits.

In the U.S., we increased the Fund’s stake in technology, and strong stock selection in that area added to returns. Technology is not considered a traditional value sector, yet we have found an increasing number of opportunities there in recent years. Hewlett-Packard (HP), which manufactures computers, printers, and other devices, performed particularly well but was sold after the company approached the valuation levels we had targeted. HP successfully grew its sales and earnings as the company benefited from new leadership and restructuring efforts. Leading microprocessor maker Intel also continued to rebound during much of the year and contributed to the Fund’s results.

The Fund’s non-U.S. healthcare holdings fared better than the sector as a whole, led by Novo Nordisk, a Danish pharmaceutical company specializing in diabetes care. Investors rewarded the company for its increased profitability, in large part stemming from its successful introduction of a new, more effective insulin product.

Also strong was Australian soft-drink bottler Coca-Cola Amatil, which benefited from steady demand for its products, strong cash flows, and the well-received sale of its underperforming South Korean division.

Were there any noteworthy changes to the Fund?

We sold our shares of Merck after the company approached the valuation levels we had targeted. With the proceeds of the Merck sale, we established a position in another healthcare company, Johnson & Johnson, which offered a much more compelling valuation in our view. In addition, the company’s diversified product mix — its business includes pharmaceutical, medical device and diagnostic, and consumer product divisions — provided valuable diversification that we believed would be prudent in a potentially more challenging economic environment.

We also established a new position in leading food products company Kraft. Kraft has underperformed in recent years, but we believed the company could benefit from the strength of its product lineup and new leadership. We were also attracted to Kraft’s above-average dividend yield and the defensiveness that the consumer staples sector has historically provided in times of market uncertainty.

Performance summary

Delaware International Value Equity Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware International Value Equity Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 31, 1991)
Excluding sales charge	+11.24%	+19.40%	+9.15%	+9.51%
Including sales charge	+4.82%	+18.00%	+8.51%	+9.11%

Class B (Est. Sept. 6, 1994)
Excluding sales charge	+10.48%	+18.56%	+8.54%	+8.46%
Including sales charge	+6.48%	+18.34%	+8.54%	+8.46%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+10.50%	+18.59%	+8.40%	+9.03%
Including sales charge	+9.50%	+18.59%	+8.40%	+9.03%

Class R shares had not commenced operations as of Nov. 30, 2007.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from April 1, 2007, through March 31, 2008, as described in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.40%, 2.10%, 2.10%, 1.60%, and 1.10%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, R, and Institutional Class shares would have been 1.42%, 2.12%, 2.12%, 1.72%, and 1.12%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended Nov. 30, 2007, for Delaware International Value Equity Fund Class R shares were 11.07%, 15.35%, and 19.19%, respectively.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets from April 1, 2007, through March 31, 2008.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Oct. 31, 1991) periods ended Nov. 30, 2007, for Delaware International Value Equity Institutional Class shares were 11.59%, 19.76%, 9.47%, and 9.82%, respectively.

Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks long-term growth without undue risk to principal.

Total Fund net assets
$1.05 billion

Number of holdings
51

Fund start date
Oct. 31, 1991

	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class B	DEIEX	245914700
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403

Performance of a $10,000 Investment
Nov. 30, 1997, through Nov. 30, 2007

	Starting value (Nov. 30, 1997)	Ending value (Nov. 30, 2007)
MSCI EAFE Index	$10,000	$23,681
Delaware International Value Equity Fund — Class A shares	$9,425	$22,630

The chart assumes $10,000 invested in the Fund on Nov. 30, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Nov. 30, 1997. The MSCI EAFE Index is a composite of stocks in established markets in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The prospectus sets forth details about charges, expenses, investment objective, and operating policies of the investment company.

(continues)     9

Performance summary

Delaware Emerging Markets Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Emerging Markets Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. June 10, 1996)
Excluding sales charge	+46.11%	+37.61%	+14.65%	+12.93%
Including sales charge	+37.70%	+35.99%	+13.97%	+12.35%

Class B (Est. June 10, 1996)
Excluding sales charge	+44.97%	+36.60%	+13.97%	+12.36%
Including sales charge	+40.97%	+36.47%	+13.97%	+12.36%

Class C (Est. June 10, 1996)
Excluding sales charge	+45.03%	+36.61%	+13.80%	+12.10%
Including sales charge	+44.03%	+36.61%	+13.80%	+12.10%

Class R shares had not commenced operations as of Nov. 30, 2007.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from April 1, 2007, until such time as the waivers are discontinued, as described in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.93%, 2.68%, 2.68%, 2.18%, and 1.68%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, R, and Institutional Class shares would have been 1.98%, 2.68%, 2.68%, 2.28%, and 1.68%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since June 10, 1996) periods ended Nov. 30, 2007, for Delaware Emerging Markets Fund Institutional Class shares were 46.49%, 37.98%, 14.94%, and 13.25%, respectively.

Institutional Class shares were first made available June 10, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholders would pay on Fund distributions of Fund shares.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks long-term capital appreciation.

Total Fund net assets
$1.07 billion

Number of holdings
151

Fund start date
June 10, 1996

	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class B	DEMBX	245914833
Class C	DEMCX	245914825
Institutional Class	DEMIX	245914817

Performance of a $10,000 Investment
Nov. 30, 1997, through Nov. 30, 2007

	Starting value (Nov. 30, 1997)	Ending value (Nov. 30, 2007)
MSCI Emerging Markets Free Index	$10,000	$38,720
Delaware Emerging Markets Fund — Class A shares	$9,425	$36,969

The chart assumes $10,000 invested in the Fund on Nov. 30, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the MSCI Emerging Markets Index as of Nov. 30, 1997. The MSCI Emerging Markets Index is a composite of international stocks in emerging market countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The prospectus sets forth details about charges, expenses, investment objective, and operating policies of the investment company.

(continues)     11

Performance summary

Delaware Global Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Global Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	Lifetime
Class A (Est. Dec. 19, 1997)
Excluding sales charge	+6.96%	+23.06%	+11.37%
Including sales charge	+0.79%	+21.61%	+10.71%

Class B (Est. Sept. 28, 2001)
Excluding sales charge	+6.08%	+22.13%	+16.02%
Including sales charge	+2.52%	+21.92%	+16.02%

Class C (Est. Sept. 28, 2001)
Excluding sales charge	+6.17%	+22.16%	+16.05%
Including sales charge	+5.28%	+22.16%	+16.05%

Class R shares had not commenced operations as of Nov. 30, 2007.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges. Management has contracted to reimburse expenses and/or waive its management fees from April 1, 2007, until such time as the waivers are discontinued, as described in the most recent prospectus.

The Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares are 1.45%, 2.20%, 2.20%, 1.70%, and 1.20%, respectively, as disclosed in the most recent prospectus. Without the fee waiver, total operating expenses for Class A, B, C, R, and Institutional Class shares would have been 1.74%, 2.44%, 2.44%, 2.04%, and 1.44%, respectively.

The average annual total returns for the 1-year, 5-year, and lifetime (since Dec. 19, 1997) periods ended Nov. 30, 2007, for Delaware Global Value Fund Institutional Class shares were 7.12%, 23.39%, and 11.55%, respectively. Institutional Class shares were first made available Dec. 19, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

The use of the word “global” in the Fund’s name indicates that the Fund invests in both domestic and foreign securities, as opposed to an “international” fund that invests primarily in foreign securities.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks long-term capital appreciation.

Total Fund net assets
$119 million

Number of holdings
83

Fund start date
Dec. 19, 1997

	Nasdaq symbols	CUSIPs
Class A	DABAX	245914718
Class B	DABBX	245914692
Class C	DABCX	245914684
Institutional Class	DABIX	245914676

Performance of a $10,000 Investment
Dec. 19, 1997, through Nov. 30, 2007

	Starting value (Dec. 19, 1997)	Ending value (Nov. 30, 2007)
Delaware Global Value Fund — Class A shares	$9,425	$27,521
MSCI All-Country World Index (net)	$10,000	$20,334

The chart assumes $10,000 invested in the Fund on Dec. 19, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the MSCI All-Country World Index (net) as of the end of the month of the Fund’s inception, Dec. 31, 1997. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The prospectus sets forth details about charges, expenses, investment objective, and operating policies of the investment company.

Disclosure of Fund expenses

For the period June 1, 2007 to November 30, 2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2007 to November 30, 2007.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

*“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Delaware International Value Equity Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	6/1/07 to
	6/1/07	11/30/07	Ratio	11/30/07
Actual Fund Return
Class A	$1,000.00	$967.70	1.40%	$ 6.91
Class B	1,000.00	964.30	2.10%	10.34
Class C	1,000.00	964.80	2.10%	10.34
Class R	1,000.00	967.00	1.60%	7.89
Institutional Class	1,000.00	969.00	1.10%	5.43
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$ 7.08
Class B	1,000.00	1,014.54	2.10%	10.61
Class C	1,000.00	1,014.54	2.10%	10.61
Class R	1,000.00	1,017.05	1.60%	8.09
Institutional Class	1,000.00	1,019.55	1.10%	5.57

Delaware Emerging Markets Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	6/1/07 to
	6/1/07	11/30/07	Ratio	11/30/07
Actual Fund Return
Class A	$1,000.00	$1,213.90	1.92%	$10.66
Class B	1,000.00	1,208.70	2.67%	14.78
Class C	1,000.00	1,209.10	2.67%	14.79
Institutional Class	1,000.00	1,215.40	1.67%	9.27
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.44	1.92%	$ 9.70
Class B	1,000.00	1,011.68	2.67%	13.46
Class C	1,000.00	1,011.68	2.67%	13.46
Institutional Class	1,000.00	1,016.70	1.67%	8.44

Delaware Global Value Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	6/1/07 to
	6/1/07	11/30/07	Ratio	11/30/07
Actual Fund Return
Class A	$1,000.00	$947.30	1.45%	$ 7.08
Class B	1,000.00	943.30	2.20%	10.72
Class C	1,000.00	943.40	2.20%	10.72
Institutional Class	1,000.00	947.50	1.20%	5.86
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class B	1,000.00	1,014.04	2.20%	11.11
Class C	1,000.00	1,014.04	2.20%	11.11
Institutional Class	1,000.00	1,019.05	1.20%	6.07

Country and sector allocations

As of November 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware International Value Equity Fund
Percentage
Composition of Portfolio	of Net Assets
Common Stock by Country	97.34%
Australia	3.57%
Belgium	1.73%
Canada	3.09%
Denmark	2.20%
Finland	2.77%
France	15.64%
Germany	5.00%
Hong Kong	2.70%
Ireland	1.14%
Japan	19.48%
Mexico	2.96%
Netherlands	4.64%
South Korea	1.47%
Sweden	2.00%
Switzerland	2.05%
Taiwan	2.24%
United Kingdom	24.66%
Discount Note	1.51%
Securities Lending Collateral	13.90%
Total Value of Securities	112.75%
Obligation to Return Securities Lending Collateral	(13.90% )
Receivables and Other Assets Net of Liabilities	1.15%
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of Net Assets
Consumer Discretionary	20.10%
Consumer Staples	5.52%
Energy	6.52%
Financials	17.50%
Health Care	13.06%
Industrials	11.10%
Information Technology	9.37%
Materials	3.37%
Telecommunication Services	8.60%
Utilities	2.20%
Total	97.34%

Delaware Emerging Markets Fund
	Percentage
Composition of Portfolio	of Net Assets
Common Stock by Country	91.45%
Argentina	1.79%
Australia	0.26%
Brazil	9.96%
Chile	0.40%
China	13.43%
Colombia	0.36%
Hungary	0.93%
India	1.56%
Indonesia	3.27%
Israel	0.98%
Kazakhstan	0.99%
Malaysia	3.07%
Mexico	4.67%
Pakistan	0.23%
Peru	1.54%
Philippines	0.83%
Poland	1.59%
Russia	8.20%
South Africa	7.03%
South Korea	13.62%
Taiwan	8.76%
Thailand	2.21%
Turkey	3.41%
United Kingdom	1.89%
United States	0.47%
Preferred Stock	6.94%
Brazil	4.56%
Russia	0.61%
South Korea	1.77%
Participation Notes	2.05%
India	2.05%
Securities Lending Collateral	7.33%
Total Value of Securities	107.77%
Obligation to Return Securities Lending Collateral	(7.33%	)
Liabilities Net of Receivables and Other Assets	(0.44%	)
Total Net Assets	100.00%

Delaware Emerging Markets Fund (continued)
Percentage
Common and Preferred Stock by Sector	of Net Assets
Consumer Discretionary	5.81%
Consumer Staples	6.24%
Energy	20.32%
Financials	9.06%
Industrials	8.52%
Information Technology	8.53%
Materials	17.62%
Telecommunication Services	15.40%
Utilities	6.89%
Total	98.39%

Delaware Global Value Fund
Percentage
Composition of Portfolio	of Net Assets
Common Stock by Country	98.31%
Australia	2.20%
Belgium	1.13%
Canada	1.91%
Denmark	1.34%
Finland	1.71%
France	9.76%
Germany	3.11%
Hong Kong	1.66%
Ireland	0.70%
Japan	12.11%
Mexico	1.85%
Netherlands	2.87%
South Korea	0.85%
Sweden	1.22%
Switzerland	1.29%
Taiwan	1.38%
United Kingdom	15.21%
United States	38.01%
Securities Lending Collateral	12.70%
Total Value of Securities	111.01%
Obligation to Return Securities Lending Collateral	(12.70% )
Receivables and Other Assets Net of Liabilities	1.69%
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of Net Assets
Consumer Discretionary	16.47%
Consumer Staples	8.20%
Energy	6.32%
Financials	19.48%
Health Care	15.21%
Industrials	9.10%
Information Technology	10.25%
Materials	3.22%
Telecommunication Services	7.54%
Utilities	2.52%
Total	98.31%

Statements of net assets

Delaware International Value Equity Fund

November 30, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 97.34%Δ
Australia – 3.57%
Coca-Cola Amatil	2,009,744	$17,793,329
*Telstra	2,914,069	12,041,515
*Telstra - Receipt	2,800,492	7,792,516
		37,627,360
Belgium – 1.73%
Dexia	667,504	18,183,558
		18,183,558
Canada – 3.09%
†CGI Group Class A	2,862,699	32,548,888
		32,548,888
Denmark – 2.20%
Novo Nordisk Class B	181,990	23,117,872
		23,117,872
Finland – 2.77%
Nokia	739,822	29,164,908
		29,164,908
France – 15.64%
*AXA	484,254	19,734,378
*Cie de Saint-Gobain	210,308	20,599,072
*Lafarge	162,296	25,719,201
*Lagardere	223,196	17,894,964
*Publicis Groupe	501,289	18,205,643
*Sanofi-Aventis	301,803	28,782,167
Total	418,510	33,844,451
		164,779,876
Germany – 5.00%
Bayerische Motoren Werke	413,144	25,178,059
Metro	300,320	27,451,439
		52,629,498
Hong Kong – 2.70%
*Esprit Holdings	986,116	14,869,107
*Techtronic Industries	16,207,000	13,616,574
		28,485,681
Ireland – 1.14%
Anglo Irish Bank	688,183	11,972,655
		11,972,655
Japan – 19.48%
Asahi Glass	1,731,900	24,233,678
*Canon	373,339	19,693,507
Don Quijote	1,228,800	26,257,809
Fujitsu	2,435,900	17,229,964
Mitsubishi UFJ Financial Group	1,675,000	16,542,013
*NGK Spark Plug	622,000	11,061,332
Nissan Motor	2,036,800	23,354,627
Ono Pharmaceutical	386,900	19,706,851
Round One	10,087	24,487,739
Terumo	442,300	22,580,672
		205,148,192
Mexico – 2.96%
Cemex ADR	335,490	9,598,369
*Telefonos de Mexico ADR	578,373	21,555,962
		31,154,331
Netherlands – 4.64%
ING Groep CVA	622,546	24,149,112
Koninklijke Philips Electronics	593,023	24,685,531
		48,834,643
South Korea – 1.47%
Kookmin Bank	214,782	15,534,282
		15,534,282
Sweden – 2.00%
Nordea Bank	1,255,455	21,095,486
		21,095,486
Switzerland – 2.05%
Novartis	380,662	21,588,960
		21,588,960
Taiwan – 2.24%
Chunghwa Telecom ADR	1,186,200	23,640,966
		23,640,966
United Kingdom – 24.66%
AstraZeneca	457,498	21,703,931
BP	2,868,399	34,811,139
†British Airways	2,501,291	17,504,397
Greggs	133,972	13,060,547
HBOS	1,151,175	18,884,165
Kesa Electricals	3,882,092	18,890,417
National Grid	1,374,700	23,172,100
Royal Bank of Scotland Group	1,195,703	11,289,154
Standard Chartered	681,746	26,798,181
Tomkins	3,924,719	15,769,297
Travis Perkins	507,577	13,879,591
Vodafone Group	6,828,304	25,550,416
WPP Group	1,457,019	18,394,107
		259,707,442
Total Common Stock
(cost $921,009,104)		1,025,214,598

	Principal
	Amount
≠ Discount Note – 1.51%
Federal Home Loan Bank
3.801% 12/3/07	$15,940,031	15,936,666
Total Discount Note
(cost $15,936,666)		15,936,666

Total Value of Securities Before Securities
Lending Collateral – 98.85%
(cost $936,945,770)		1,041,151,264

	Number of	Value
	Shares	(U.S.$)
Securities Lending Collateral** – 13.90%
Investment Companies
Mellon GSL DBT II
Collateral Fund	146,401,893	$146,401,893
Total Securities Lending Collateral
(cost $146,401,893)		146,401,893

Total Value of Securities – 112.75%
(cost $1,083,347,663)		1,187,553,157 ©
Obligation to Return Securities
Lending Collateral** – (13.90%)		(146,401,893)
Receivables and Other Assets
Net of Liabilities – 1.15%		12,097,326
Net Assets Applicable to 62,922,215
Shares Outstanding – 100.00%		$1,053,248,590

Net Asset Value – Delaware International Value Equity
Fund Class A ($472,532,841 / 28,203,664 Shares)		$16.75
Net Asset Value – Delaware International Value Equity
Fund Class B ($34,519,448 / 2,095,664 Shares)		$16.47
Net Asset Value – Delaware International Value Equity
Fund Class C ($144,105,981 / 8,761,586 Shares)		$16.45
Net Asset Value – Delaware International Value Equity
Fund Class R ($3,076,420 / 184,556 Shares)		$16.67
Net Asset Value – Delaware International Value
Equity Fund Institutional Class
($399,013,900 / 23,676,745 Shares)		$16.85

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$893,484,638
Undistributed net investment income		12,714,199
Accumulated net realized gain on investments		42,750,361
Net unrealized appreciation of investments and
foreign currencies		104,299,392
Total net assets		$1,053,248,590

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 16 in “Country and sector allocations.”

†	Non-income producing security for the year ended November 30, 2007.

*	Fully or partially on loan.

**	See Note 9 in “Notes to financial statements.”

©	Includes $139,254,597 of securities loaned.

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
EUR — European Monetary Unit
USD — United States Dollar

Net Asset Value and Offering Price Per Share –
Delaware International Value Equity Fund
Net asset value Class A (A)	$16.75
Sales charge (5.75% of offering price) (B)	1.02
Offering price	$17.77

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts were outstanding at November 30, 2007:

Foreign Currency Exchange Contract1

Contract			Unrealized
to Receive	In Exchange For	Settlement Date	Depreciation
EUR 5,152,910	USD (7,627,337)	12/03/07	$(88,695)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

See accompanying notes

(continues)     19

Statements of net assets

Delaware Emerging Markets Fund

November 30, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 91.45%Δ
Argentina – 1.79%
*Cresud ADR	315,700	$5,840,450
†#Grupo Clarin Class B GDR 144A	355,900	6,584,150
*†Grupo Financiero Galicia ADR	262,704	1,917,739
IRSA Inversiones y
Representaciones GDR	315,300	4,748,418
		19,090,757
Australia – 0.26%
*†Gindalbie Metals	636,400	756,189
*†Strike Resources	1,091,489	2,010,740
		2,766,929
Brazil – 9.96%
AES Tiete	149,370,000	5,382,553
Centrais Eletricas Brasileiras	1,936,182	27,000,921
Cia Siderurgica Nacional	108,912	8,292,792
†Cosan Class A	222,800	2,417,380
Energias do Brasil	701,200	10,502,159
Petroleo Brasileiro ADR	444,100	36,047,596
*†TPI-Tim Participacoes ADR	156,200	6,058,998
†Triunfo Participacoes Investimentos	129,400	404,217
*Votorantim Celulose e Papel ADR	308,658	10,253,619
		106,360,235
Chile – 0.40%
Sociedad Quimica y Minera de
Chile ADR	24,300	4,268,538
		4,268,538
China – 13.43%*
†51job ADR	119,200	2,441,216
†Asiainfo Holdings	63,100	744,580
*†Baidu.com ADR	20,800	7,944,768
China Mobile	434,800	7,950,537
China Mobile ADR	78,000	7,149,480
*China Netcom Group ADR	203,300	13,025,431
†China New Town Development	1,102,000	479,461
*China Petroleum & Chemical ADR	42,600	6,513,114
*China Telecom	18,606,581	14,973,015
China Unicom	11,582,979	27,104,821
†China Water Affairs Group	6,286,000	3,762,977
CNPC Hong Kong	6,833,100	4,744,552
Fountain Set Holdings	3,908,800	889,985
†GCL Poly Energy Holdings	157,000	69,971
*New World China Land	4,441,400	4,633,481
PetroChina	4,278,000	8,222,406
*PetroChina ADR	55,800	10,699,092
Road King Infrastructure	622,000	1,169,177
Sinotrans	7,621,000	3,762,575
Texwinca Holdings	4,774,000	3,563,209
†Tom Group	48,200,000	3,702,794
*Travelsky Technology	4,904,000	5,281,167
Zhejiang Expressway	3,142,000	4,512,533
		143,340,342
Colombia – 0.36%
†#Almacenes Exito GDR 144A	500,500	3,899,345
		3,899,345
Hungary – 0.93%
Magyar Telekom	942,766	4,925,946
OTP Bank	100,502	4,959,375
		9,885,321
India – 1.56%
ICICI Bank ADR	72,000	4,356,720
*#Reliance Industries GDR 144A	76,304	11,159,460
*†Sify Technologies ADR	180,700	1,149,252
		16,665,432
Indonesia – 3.27%
Aneka Tambang	12,687,000	6,356,795
Bank Mandiri Persero	15,018,242	5,724,827
Gudang Garam	7,057,224	6,340,473
Tambang Batubara Bukit Asam	10,808,415	14,026,150
United Tractors	2,039,500	2,460,784
		34,909,029
Israel – 0.98%
Israel Chemicals	982,363	10,499,304
		10,499,304
Kazakhstan – 0.99%
†KazMunaiGas Exploration
Production GDR	405,541	10,544,066
		10,544,066
Malaysia – 3.07%
Bursa Malaysia	597,000	2,387,724
Eastern & Oriental	3,251,700	2,299,330
Hong Leong Bank	4,051,583	7,534,268
KLCC Property Holdings	3,677,300	3,933,045
Media Prima	3,388,000	2,428,503
Oriental Holdings	2,064,900	4,059,983
Tanjong	951,490	4,852,131
UEM World	4,712,500	5,274,759
		32,769,743
Mexico – 4.67%
America Movil Series L ADR	107,200	6,609,952
Cemex ADR	247,108	7,069,760
*Controladora Comercial Mexicana	1,738,600	4,775,252
Fomento Economico
Mexicano ADR	216,000	6,998,400
Grupo Mexico Series B	1,078,546	7,554,172
†Grupo Simec ADR	246,300	2,357,091
*Grupo Televisa ADR	571,300	13,808,322
*TV Azteca CPO	1,161,100	653,571
		49,826,520
Pakistan – 0.23%
Oil & Gas Development GDR	127,418	2,484,651
		2,484,651
Peru – 1.54%
*Cia de Minas Buenaventura ADR	294,600	16,447,518
		16,447,518

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
Philippines – 0.83%
†GMA Holdings PDR	1,129,200	$207,975
Manila Water	9,214,000	3,691,589
*Philippine Long Distance
Telephone ADR	68,300	4,960,629
		8,860,193
Poland – 1.59%
Polski Koncern Naftowy Orlen	507,076	10,747,295
Telekomunikacja Polska	694,169	6,226,470
		16,973,765
Russia – 8.20%
†Chelyabinsk Zink Plant GDR	144,400	1,796,914
=†Fifth Power Generation GDR	34,473	301,157
Gazprom ADR	717,731	37,797,796
LUKOIL ADR	102,720	8,885,280
LUKOIL ADR (London
International Exchange)	220,000	19,023,334
Mobile Telesystems ADR	119,000	10,793,300
NovaTek GDR	137,222	8,878,263
=†TGK-5 GDR	14,224	52,688
		87,528,732
South Africa – 7.03%
ArcelorMittal Steel South Africa	560,310	11,406,270
Barloworld	280,755	4,690,204
*Gold Fields ADR	461,900	7,598,255
JD Group	508,607	4,042,570
MTN Group	252,500	5,103,932
Pretoria Portland Cement	1	6
Sasol	211,437	10,690,059
Standard Bank Group	802,576	12,384,316
Sun International	253,600	5,313,942
Telkom	456,644	9,804,109
Tongaat Hulett	290,151	3,983,729
		75,017,392
South Korea – 13.62%
Basic House	44,965	302,110
Cheil Industries	103,760	5,905,957
CJ	79,804	6,712,984
†CJ Cheiljedang	23,931	7,326,217
GS Holdings	100,000	6,772,628
Hyundai Elevator	39,026	5,549,543
Kookmin Bank	149,755	10,831,152
Korea Electric Power	220,420	9,283,531
Korea Gas	37,365	2,945,553
KT	213,064	11,291,312
*KT ADR	125,800	3,298,476
Lotte Confectionery	4,101	6,348,617
Lotte Shopping	11,400	4,656,348
*POSCO ADR	43,500	6,867,345
Samsung Electronics	46,700	28,668,063
SK Holdings	16,438	3,857,649
†SK Communications	133,000	4,926,163
†SK Energy	40,245	8,279,250
SK Telecom	37,180	10,013,259
†Thinkware Systems	33,000	1,507,978
		145,344,135
Taiwan – 8.76%
Cathay Financial Holding	3,747,785	8,445,921
China Steel	7,704,170	10,241,500
Evergreen Marine	15,813,000	13,693,316
Formosa Chemicals & Fibre	4,270,420	10,933,070
MediaTek	571,750	7,521,892
President Chain Store	2,831,884	7,696,137
Taiwan Semiconductor
Manufacturing	3,957,296	7,499,955
Uni-President Enterprises	6,954,300	9,055,264
United Microelectronics	13,009,910	7,779,744
†Walsin Lihwa	24,255,000	10,640,797
		93,507,596
Thailand – 2.21%
Bangkok Bank	1,394,076	4,737,822
Charoen Pokphand Foods-Foreign	39,977,600	5,385,859
PTT Exploration &
Production-Foreign	1,140,700	5,122,576
Siam Cement NVDR	1,220,843	8,333,050
		23,579,307
Turkey – 3.41%
†Alarko Gayrimenkul Yatirim	50,800	1,288,911
Alarko Holding	1,812,600	5,868,842
Aygaz	145,941	609,345
Turk Sise ve Cam Fabrikalari	3,589,828	6,917,172
Turkcell Iletisim Hizmet	399,600	4,373,472
Turkiye Is Bankasi Class C	1,710,014	10,953,142
Yazicilar Holding	839,184	6,377,377
		36,388,261
United Kingdom – 1.89%
Anglo American	189,468	12,769,456
^†Dev Property Development	1,035,200	1,667,144
^†Griffin Mining	3,080,087	5,753,142
		20,189,742
United States – 0.47%
†HlS Systems International	189,900	1,585,665
†NII Holdings	63,200	3,486,112
		5,071,777
Total Common Stock
(cost $752,875,994)		976,218,630

Preferred Stock – 6.94%Δ
Brazil – 4.56%
Banco do Estado do Rio Grande
Class B 3.64%	678,900	4,355,079
Braskem Class A 1.12%	287,400	2,524,990
Centrais Elecricas Brasileiras
Class B 5.04%	505,192	6,918,321

(continues)     21

Statements of net assets

Delaware Emerging Markets Fund

	Number of	Value
	Shares	(U.S.$)
Preferred Stock (continued)
Brazil (continued)
Cia Vale do Rio Doce Class A 2.59%	1,124,386	$32,708,612
LA Fonte Participacoes 10.07%	4,417,000	2,168,216
		48,675,218
Russia – 0.61%
Transneft 4.33%	3,436	6,510,613
		6,510,613
South Korea – 1.77%
Hyundai Motor 3.70%	143,897	5,090,133
Samsung Electronics 0.13%	31,362	13,766,727
		18,856,860
Total Preferred Stock
(cost $44,815,052)		74,042,691

Participation Notes – 2.05%Δ
India – 2.05%
=#Lehman CW12 Indian Oil 144A	2,542,866	11,938,584
=#Lehman Indian Oil CW Lepo 144A	172,132	2,376,174
=#Lehman Oil & Nat Gas CW Lepo 144A	254,590	7,532,904
Total Participation Notes
(cost $18,346,594)		21,847,662

Total Value of Securities Before Securities
Lending Collateral – 100.44%
(cost $816,037,640)		1,072,108,983

Securities Lending Collateral** – 7.33%
Investment Companies
Mellon GSL DBT II
Collateral Fund	78,274,615	78,274,615
Total Securities Lending Collateral
(cost $78,274,615)		78,274,615

Total Value of Securities – 107.77%
(cost $894,312,255)		1,150,383,598 ©
Obligation to Return Securities
Lending Collateral** – (7.33%)		(78,274,615)
Liabilities Net of Receivables
and Other Assets – (0.44%)%		(4,662,502)
Net Assets Applicable to 47,241,410
Shares Outstanding – 100.00%		$1,067,446,481

Net Asset Value – Delaware Emerging Markets Fund
Class A ($673,309,496 / 29,580,891 Shares)		$22.76
Net Asset Value – Delaware Emerging Markets Fund
Class B ($45,978,103 / 2,078,220 Shares)		$22.12
Net Asset Value – Delaware Emerging Markets Fund
Class C ($237,831,871 / 10,766,160 Shares)		$22.09
Net Asset Value – Delaware Emerging Markets Fund
Institutional Class ($110,327,011 / 4,816,139 Shares)		$22.91

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$548,718,731
Undistributed net investment income		5,834,954
Accumulated net realized gain on investments		256,741,614
Net unrealized appreciation of investments and
foreign currencies		256,151,182
Total net assets		$1,067,446,481

†	Non-income producing security for the year ended November 30, 2007.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2007, the aggregate amount of Rule 144A securities equaled $43,490,617, which represented 4.07% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 16 in “Country and sector allocations.”

*	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

^	Securities listed and traded on the London Stock Exchange. These securities have significant business operations in India and Bermuda.

©	Includes $75,558,969 of securities loaned.

=	Security is being fair valued in accordance with the Fund's fair valuation policy. At November 30, 2007, the aggregate amount of fair valued securities equaled $22,201,507, which represented 2.08% of the Fund's net assets. See Note 1 in "Notes to financial statements."

*	Fully or partially on loan.

**	See Note 9 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR — American Depositary Receipts
CPO — Certification de Participation Ordinario
GDR — Global Depositary Receipts
NVDR — Non-Voting Depositary Receipts
PDR — Philippine Deposit Receipts
PHP — Philippine Peso
THB — Thailand Baht
USD — United States Dollar
ZAR — South African Rand

Net Asset Value and Offering Price Per Share –
Delaware Emerging Markets Fund
Net asset value Class A (A)	$22.76
Sales charge (5.75% of offering price) (B)	1.39
Offering price	$24.15

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts were outstanding at November 30, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts				Settlement	Appreciation
to Receive (Deliver)		In Exchange For		Date	(Depreciation)
PHP	(3,710,449)	USD	86,693	12/04/07	$(912)
THB	25,664	USD	(759)	12/03/07	(1)
ZAR	7,783,525	USD	(1,142,517)	12/05/07	642
					$(271)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

See accompanying notes

(continues)     23

Statements of net assets

Delaware Global Value Fund

November 30, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 98.31%Δ
Australia – 2.20%
Coca-Cola Amatil	138,300	$1,224,443
Telstra	204,352	844,423
Telstra - Receipt	196,296	546,204
		2,615,070
Belgium – 1.13%
Dexia	49,092	1,337,321
		1,337,321
Canada – 1.91%
†CGI Group Class A	199,381	2,266,962
		2,266,962
Denmark – 1.34%
Novo Nordisk Class B	12,524	1,590,902
		1,590,902
Finland – 1.71%
Nokia	51,551	2,032,219
		2,032,219
France – 9.76%
*AXA	34,860	1,420,619
Cia de Saint-Gobain	14,708	1,440,607
*Lafarge	11,168	1,769,804
Lagardere	16,195	1,298,450
Publicis Groupe	34,918	1,268,140
*Sanofi-Aventis	21,170	2,018,928
Total	29,397	2,377,303
		11,593,851
Germany – 3.11%
Bayerische Motoren Werke	29,190	1,778,914
Metro	20,926	1,912,789
		3,691,703
Hong Kong – 1.66%
Esprit Holdings	67,900	1,023,828
Techtronic Industries	1,121,500	942,246
		1,966,074
Ireland – 0.70%
Anglo Irish Bank	47,730	830,382
		830,382
Japan – 12.11%
*Asahi Glass	129,500	1,812,034
*Canon	26,200	1,382,041
Don Quijote	88,500	1,891,127
Fujitsu	170,000	1,202,469
Mitsubishi UFJ Financial Group	115,900	1,144,609
*NGK Spark Plug	43,000	764,690
Nissan Motor	141,600	1,623,633
Ono Pharmaceutical	26,100	1,329,410
Round One	694	1,684,791
Terumo	30,400	1,552,006
		14,386,810
Mexico – 1.85%
*†Cemex CPO	235,570	672,718
*Telefonos de Mexico ADR	40,759	1,519,088
		2,191,806
Netherlands – 2.87%
ING Groep CVA	44,071	1,709,553
Koninklijke Philips Electronics	40,871	1,701,321
		3,410,874
South Korea – 0.85%
Kookmin Bank ADR	13,900	1,007,750
		1,007,750
Sweden – 1.22%
Nordea Bank FDR	86,501	1,450,027
		1,450,027
Switzerland – 1.29%
Novartis	26,950	1,528,449
		1,528,449
Taiwan – 1.38%
Chunghwa Telecom ADR	82,400	1,642,232
		1,642,232
United Kingdom – 15.21%
AstraZeneca	32,023	1,519,187
BP	201,139	2,441,041
†British Airways	175,248	1,226,411
Greggs	9,219	898,734
HBOS	79,218	1,299,512
Kesa Electricals	272,359	1,325,310
National Grid	95,080	1,602,679
Royal Bank of Scotland Group	81,921	773,452
Standard Chartered	47,738	1,876,493
Tomkins	275,116	1,105,400
Travis Perkins	34,720	949,411
Vodafone Group	476,342	1,782,395
WPP Group	100,669	1,270,894
		18,070,919
United States – 38.01%
Abbott Laboratories	25,600	1,472,256
Allstate	27,700	1,416,024
AT&T	34,900	1,333,529
Baxter International	24,800	1,484,776
Bristol-Myers Squibb	50,300	1,490,388
Chevron	16,000	1,404,320
Chubb	26,400	1,440,120
ConocoPhillips	16,800	1,344,672
Discover Financial Services	74,650	1,296,671
Donnelley (R.R.) & Sons	35,000	1,283,100
duPont (E.I.) deNemours	30,400	1,402,960
Gap	71,900	1,466,760
Hartford Financial Services Group	15,100	1,439,332

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
United States (continued)
Heinz (H.J.)	29,900	$1,414,270
Huntington Bancshares	79,400	1,245,786
Intel	54,100	1,410,928
*International Business Machines	12,900	1,356,822
Johnson & Johnson	19,500	1,320,930
*Kimberly-Clark	21,200	1,479,972
Kraft Foods Class A	41,200	1,423,460
Limited Brands	58,000	1,164,640
Mattel	63,600	1,270,728
Morgan Stanley	23,700	1,249,464
Motorola	76,800	1,226,496
Pfizer	61,000	1,449,360
Progress Energy	28,900	1,410,898
Safeway	42,500	1,479,000
Verizon Communications	31,600	1,365,436
Wachovia	32,000	1,376,000
*Washington Mutual	51,900	1,012,050
Waste Management	39,900	1,369,368
Wyeth	29,700	1,458,270
Xerox	82,600	1,394,288
		45,153,074
Total Common Stock
(cost $114,072,022)		116,766,425

Total Value of Securities Before Securities
Lending Collateral – 98.31%
(cost $114,072,022)		116,766,425

Securities Lending Collateral** – 12.70%
Investment Companies
Mellon GSL DBT II Collateral Fund	15,087,302	15,087,302
Total Securities Lending Collateral
(cost $15,087,302)		15,087,302

Total Value of Securities – 111.01%
(cost $129,159,324)		131,853,727 ©
Obligation to Return Securities
Lending Collateral** – (12.70%)		(15,087,302)
Receivables and Other Assets
Net of Liabilities – 1.69%		2,011,169
Net Assets Applicable to 10,094,871
Shares Outstanding – 100.00%		$118,777,594

Net Asset Value – Delaware Global Value Fund
Class A ($66,024,202 / 5,570,879 Shares)		$11.85
Net Asset Value – Delaware Global Value Fund
Class B ($10,893,360 / 935,962 Shares)		$11.64
Net Asset Value – Delaware Global Value Fund
Class C ($39,462,591 / 3,386,728 Shares)		$11.65
Net Asset Value – Delaware Global Value Fund
Institutional Class ($2,397,441 / 201,302 Shares)		$11.91

Components of Net Assets at November 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$109,739,750
Undistributed net investment income		1,003,690
Accumulated net realized gain on investments		5,325,764
Net unrealized appreciation of investments and
foreign currencies		2,708,390
Total net assets		$118,777,594

†	Non-income producing security for the year ended November 30, 2007.

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 17 in “Country and sector allocations.”

*	Fully or partially on loan.

**	See Note 9 in “Notes to financial statements.”

©	Includes $14,434,162 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CPO — Certification de Participation Ordinario
CVA — Dutch Certificate
FDR — Finnish Depositary Receipt

Net Asset Value and Offering Price Per Share –
Delaware Global Value Fund
Net asset value Class A (A)	$11.85
Sales charge (5.75% of offering price) (B)	0.72
Offering price	$12.57

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

Statements of operations

Delaware International Funds

Year ended November 30, 2007

	Delaware	Delaware	Delaware
	International	Emerging	Global
	Value Equity Fund	Markets Fund	Value Fund
Investment Income:
Dividends	$27,975,816	$29,449,871	$2,979,017
Interest	911,750	40,082	120,857
Securities lending income	1,340,503	90,539	21,146
Foreign tax withheld	(1,978,135)	(2,786,990)	(125,642)
	28,249,934	26,793,502	2,995,378

Expenses:
Management fees	8,759,294	11,170,173	952,818
Dividend disbursing and transfer agent fees and expenses	1,531,193	1,645,900	253,795
Distribution expenses – Class A	1,467,439	1,704,707	184,502
Distribution expenses – Class B	383,359	413,088	104,201
Distribution expenses – Class C	1,507,428	2,037,063	353,196
Distribution expenses – Class R	26,309	—	—
Custodian fees	446,007	2,028,784	39,731
Accounting and administration expenses	427,111	364,229	44,832
Reports and statements to shareholders	194,012	151,165	21,905
Legal fees	125,522	114,998	12,724
Registration fees	69,051	46,211	66,863
Audit and tax fees	66,225	66,516	17,325
Trustees’ fees and benefits	51,302	43,282	5,076
Taxes (other than taxes on income)	44,622	21,327	843
Insurance fees	28,718	27,777	3,395
Consulting fees	17,592	14,200	1,738
Pricing fees	7,376	12,848	6,703
Trustees’ expenses	5,808	5,494	639
Dues and services	5,134	4,090	862
	15,163,502	19,871,852	2,071,148
Less expenses absorbed or waived	(33,888)	(1,295)	(77,943)
Less waiver of distribution expenses – Class A	—	(283,285)	(30,550)
Less waiver of distribution expenses – Class R	(4,385)	—	—
Less expense paid indirectly	(8,943)	(12,004)	(4,828)
Total operating expenses	15,116,286	19,575,268	1,957,827
Net Investment Income	13,133,648	7,218,234	1,037,551

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	45,874,949	258,172,329	5,383,956
Foreign currencies	(400,007)	(2,085,357)	(33,505)
Net realized gain	45,474,942	256,086,972	5,350,451
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	53,076,401	76,796,009	(1,827,620)
Net Realized and Unrealized Gain on Investments and Foreign Currencies	98,551,343	332,882,981	3,522,831

Net Increase in Net Assets Resulting from Operations	$111,684,991	$340,101,215	$4,560,382

See accompanying notes

Statements of changes in net assets

Delaware International Funds

	Delaware International		Delaware Emerging		Delaware Global
	Value Equity Fund		Markets Fund		Value Fund
	Year Ended		Year Ended		Year Ended
	11/30/07	11/30/06	11/30/07	11/30/06	11/30/07	11/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,133,648	$21,164,294	$7,218,234	$26,118,472	$1,037,551	$296,606
Net realized gain on investments and
foreign currencies	45,474,942	305,569,876	256,086,972	206,628,457	5,350,451	11,803,713
Net change in unrealized appreciation/
depreciation of investments and foreign currencies	53,076,401	(116,415,453)	76,796,009	15,715,085	(1,827,620)	(1,019,452)
Net increase in net assets resulting from operations	111,684,991	210,318,717	340,101,215	248,462,014	4,560,382	11,080,867
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,103,903)	(10,783,154)	(12,778,230)	(10,863,854)	(193,758)	(415,353)
Class B	(149,145)	(609,041)	(685,797)	(305,960)	—	(47,963)
Class C	(555,490)	(2,077,570)	(3,334,594)	(1,784,911)	—	(86,200)
Class R	(40,730)	(65,749)	—	—	—	—
Institutional Class	(4,921,442)	(7,217,663)	(2,528,275)	(4,816,481)	(40,243)	(106,140)
Net realized gain on investments:
Class A	(23,319,560)	(143,449,371)	(129,443,721)	(36,355,031)	(6,317,684)	(2,368,209)
Class B	(1,943,772)	(11,500,816)	(9,486,556)	(1,856,454)	(1,254,470)	(419,908)
Class C	(7,239,582)	(41,580,289)	(46,127,095)	(10,856,721)	(3,073,525)	(754,672)
Class R	(228,030)	(1,197,886)	—	—	—	—
Institutional Class	(17,545,051)	(103,749,586)	(23,458,492)	(13,983,329)	(892,825)	(541,472)
	(61,046,705)	(322,231,125)	(227,842,760)	(80,822,741)	(11,772,505)	(4,739,917)
Capital Share Transactions:
Proceeds from shares sold:
Class A	98,316,948	154,608,325	151,753,478	81,473,183	53,951,952	26,378,411
Class B	3,398,913	8,138,418	3,658,695	1,930,323	5,676,981	3,993,397
Class C	20,677,266	42,225,422	37,435,719	15,266,367	32,018,658	9,958,579
Class R	1,836,653	2,695,062	—	—	—	—
Institutional Class	109,126,111	198,319,874	49,423,224	101,203,890	3,309,568	3,419,654
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Class A	26,910,819	140,702,741	124,618,298	41,055,914	5,708,852	2,257,775
Class B	1,981,350	10,921,175	9,163,578	1,971,477	1,047,071	344,842
Class C	7,548,657	39,123,629	44,943,351	11,594,628	2,822,629	795,406
Class R	267,756	647,736	—	—	—	—
Institutional Class	22,416,670	95,646,732	23,080,588	15,229,642	577,097	118,337
	292,481,143	693,029,114	444,076,931	269,725,424	105,112,808	47,266,401
Cost of shares repurchased:
Class A	(148,665,478)	(238,403,500)	(206,267,292)	(411,269,983)	(26,419,804)	(16,308,383)
Class B	(12,561,813)	(13,349,798)	(9,856,414)	(8,497,036)	(2,465,987)	(1,101,792)
Class C	(35,375,604)	(46,337,377)	(53,401,076)	(86,452,263)	(10,735,392)	(1,237,745)
Class R	(3,849,570)	(1,432,035)	—	—	—	—
Institutional Class	(106,274,894)	(175,765,070)	(86,875,728)	(291,953,837)	(6,109,535)	(3,403,434)
	(306,727,359)	(475,287,780)	(356,400,510)	(798,173,119)	(45,730,718)	(22,051,354)
Increase (decrease) in net assets derived
from capital share transactions	(14,246,216)	217,741,334	87,676,421	(528,447,695)	59,382,090	25,215,047
Net Increase (Decrease) in Net Assets	36,392,070	105,828,926	199,934,876	(360,808,422)	52,169,967	31,555,997
Net Assets:
Beginning of year	1,016,856,520	911,027,594	867,511,605	1,228,320,027	66,607,627	35,051,630
End of year	$1,053,248,590	$1,016,856,520	$1,067,446,481	$867,511,605	$118,777,594	$66,607,627
Undistributed net investment income	$12,714,199	$10,405,870	$5,834,954	$19,155,377	$1,003,690	$232,488

See accompanying notes

Financial highlights

Delaware International Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$16.010	$18.130	$16.340	$13.350	$11.020

Income from investment operations:
Net investment income[1]	0.205	0.339	0.388	0.261	0.184
Net realized and unrealized gain on investments
and foreign currencies	1.504	3.220	1.610	2.891	2.626
Total from investment operations	1.709	3.559	1.998	3.152	2.810

Less dividends and distributions from:
Net investment income	(0.174)	(0.412)	(0.063)	(0.162)	(0.091)
Net realized gain on investments	(0.795)	(5.267)	(0.145)	—	(0.389)
Total dividends and distributions	(0.969)	(5.679)	(0.208)	(0.162)	(0.480)

Net asset value, end of period	$16.750	$16.010	$18.130	$16.340	$13.350

Total return[2]	11.24%	23.57%	12.35%	23.83%	26.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$472,533	$472,803	$468,217	$308,751	$195,950
Ratio of expenses to average net assets	1.40%	1.41%	1.48%	1.70%	2.04%
Ratio of expenses to average net assets
prior to expense limitations and expenses paid indirectly	1.40%	1.43%	1.48%	1.70%	2.04%
Ratio of net investment income to average net assets	1.25%	2.05%	2.24%	1.78%	1.60%
Ratio of net investment income to average net assets
prior to expense limitations and expenses paid indirectly	1.25%	2.03%	2.24%	1.78%	1.60%
Portfolio turnover	26%	127%	14%	7%	14%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware International Value Equity Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$15.750	$17.910	$16.200	$13.250	$10.930

Income from investment operations:
Net investment income[1]	0.092	0.226	0.269	0.160	0.106
Net realized and unrealized gain on investments
and foreign currencies	1.484	3.173	1.586	2.873	2.613
Total from investment operations	1.576	3.399	1.855	3.033	2.719

Less dividends and distributions from:
Net investment income	(0.061)	(0.292)	—	(0.083)	(0.010)
Net realized gain on investments	(0.795)	(5.267)	(0.145)	—	(0.389)
Total dividends and distributions	(0.856)	(5.559)	(0.145)	(0.083)	(0.399)

Net asset value, end of period	$16.470	$15.750	$17.910	$16.200	$13.250

Total return[2]	10.48%	22.70%	11.53%	23.00%	25.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,520	$39,834	$38,284	$38,962	$31,904
Ratio of expenses to average net assets	2.10%	2.11%	2.18%	2.40%	2.74%
Ratio of expenses to average net assets
prior to expense limitations and expenses paid indirectly	2.10%	2.13%	2.18%	2.40%	2.74%
Ratio of net investment income to average net assets	0.55%	1.35%	1.54%	1.08%	0.90%
Ratio of net investment income to average net assets
prior to expense limitations and expenses paid indirectly	0.55%	1.33%	1.54%	1.08%	0.90%
Portfolio turnover	26%	127%	14%	7%	14%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     29

Financial highlights

Delaware International Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$15.730	$17.890	$16.180	$13.240	$10.910

Income from investment operations:
Net investment income[1]	0.092	0.226	0.269	0.160	0.104
Net realized and unrealized gain on investments
and foreign currencies	1.484	3.173	1.586	2.863	2.625
Total from investment operations	1.576	3.399	1.855	3.023	2.729

Less dividends and distributions from:
Net investment income	(0.061)	(0.292)	—	(0.083)	(0.010)
Net realized gain on investments	(0.795)	(5.267)	(0.145)	—	(0.389)
Total dividends and distributions	(0.856)	(5.559)	(0.145)	(0.083)	(0.399)

Net asset value, end of period	$16.450	$15.730	$17.890	$16.180	$13.240

Total return[2]	10.50%	22.73%	11.55%	22.94%	26.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,106	$144,298	$124,931	$70,169	$34,852
Ratio of expenses to average net assets	2.10%	2.11%	2.18%	2.40%	2.74%
Ratio of expenses to average net assets
prior to expense limitations and expenses paid indirectly	2.10%	2.13%	2.18%	2.40%	2.74%
Ratio of net investment income to average net assets	0.55%	1.35%	1.54%	1.08%	0.90%
Ratio of net investment income to average net assets
prior to expense limitations and expenses paid indirectly	0.55%	1.33%	1.54%	1.08%	0.90%
Portfolio turnover	26%	127%	14%	7%	14%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware International Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$15.930	$18.050	$16.270	$13.350	$11.480

Income from investment operations:
Net investment income[2]	0.173	0.308	0.343	0.217	0.020
Net realized and unrealized gain on investments
and foreign currencies	1.504	3.207	1.600	2.879	1.850
Total from investment operations	1.677	3.515	1.943	3.096	1.870

Less dividends and distributions from:
Net investment income	(0.142)	(0.368)	(0.018)	(0.176)	—
Net realized gain on investments	(0.795)	(5.267)	(0.145)	—	—
Total dividends and distributions	(0.937)	(5.635)	(0.163)	(0.176)	—

Net asset value, end of period	$16.670	$15.930	$18.050	$16.270	$13.350

Total return[3]	11.07%	23.33%	12.04%	23.43%	16.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,076	$4,575	$3,097	$1,547	$346
Ratio of expenses to average net assets	1.60%	1.61%	1.74%	2.00%	2.47%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.70%	1.73%	1.78%	2.00%	2.47%
Ratio of net investment income to average net assets	1.05%	1.85%	1.98%	1.48%	0.33%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	0.95%	1.73%	1.94%	1.48%	0.33%
Portfolio turnover	26%	127%	14%	7%	14%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     31

Financial highlights

Delaware International Value Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$16.100	$18.210	$16.410	$13.400	$11.060

Income from investment operations:
Net investment income[1]	0.255	0.389	0.439	0.305	0.218
Net realized and unrealized gain on investments
and foreign currencies	1.513	3.233	1.614	2.902	2.637
Total from investment operations	1.768	3.622	2.053	3.207	2.855

Less dividends and distributions from:
Net investment income	(0.223)	(0.465)	(0.108)	(0.197)	(0.126)
Net realized gain on investments	(0.795)	(5.267)	(0.145)	—	(0.389)
Total dividends and distributions	(1.018)	(5.732)	(0.253)	(0.197)	(0.515)

Net asset value, end of period	$16.850	$16.100	$18.210	$16.410	$13.400

Total return[2]	11.59%	23.93%	12.67%	24.21%	27.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$399,014	$355,347	$276,499	$178,048	$102,974
Ratio of expenses to average net assets	1.10%	1.11%	1.18%	1.40%	1.74%
Ratio of expenses to average net assets
prior to expense limitations and expenses paid indirectly	1.10%	1.13%	1.18%	1.40%	1.74%
Ratio of net investment income to average net assets	1.55%	2.35%	2.54%	2.08%	1.90%
Ratio of net investment income to average net assets
prior to expense limitations and expenses paid indirectly	1.55%	2.33%	2.54%	2.08%	1.90%
Portfolio turnover	26%	127%	14%	7%	14%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Emerging Markets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$21.280	$17.950	$14.550	$10.890	$7.240

Income from investment operations:
Net investment income[1]	0.184	0.419	0.309	0.225	0.111
Net realized and unrealized gain on investments
and foreign currencies	7.117	4.080	3.567	3.637	3.712
Total from investment operations	7.301	4.499	3.876	3.862	3.823

Less dividends and distributions from:
Net investment income	(0.523)	(0.269)	(0.092)	(0.202)	(0.173)
Net realized gain on investments	(5.298)	(0.900)	(0.384)	—	—
Total dividends and distributions	(5.821)	(1.169)	(0.476)	(0.202)	(0.173)

Net asset value, end of period	$22.760	$21.280	$17.950	$14.550	$10.890

Total return[2]	46.11%	26.52%	27.42%	36.01%	54.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$673,309	$533,042	$724,417	$209,870	$38,383
Ratio of expenses to average net assets	1.97%	1.94%	1.97%	1.91%	1.95%
Ratio of expenses to average net assets
prior to expense limitation	2.02%	1.99%	2.02%	2.12%	2.66%
Ratio of net investment income to average net assets	0.97%	2.23%	1.90%	1.81%	1.28%
Ratio of net investment income to average net assets
prior to expense limitation	0.92%	2.18%	1.85%	1.60%	0.57%
Portfolio turnover	108%	46%	25%	34%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     33

Financial highlights

Delaware Emerging Markets Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$20.830	$17.600	$14.290	$10.710	$ 7.120

Income from investment operations:
Net investment income[1]	0.045	0.280	0.191	0.135	0.050
Net realized and unrealized gain on investments
and foreign currencies	6.926	3.998	3.503	3.583	3.658
Total from investment operations	6.971	4.278	3.694	3.718	3.708

Less dividends and distributions from:
Net investment income	(0.383)	(0.148)	—	(0.138)	(0.118)
Net realized gain on investments	(5.298)	(0.900)	(0.384)	—	—
Total dividends and distributions	(5.681)	(1.048)	(0.384)	(0.138)	(0.118)

Net asset value, end of period	$22.120	$20.830	$17.600	$14.290	$10.710

Total return[2]	44.97%	25.59%	26.47%	35.08%	52.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,978	$37,944	$36,399	$16,027	$6,695
Ratio of expenses to average net assets	2.72%	2.69%	2.72%	2.66%	2.70%
Ratio of expenses to average net assets
prior to expense limitation	2.72%	2.69%	2.72%	2.82%	3.36%
Ratio of net investment income to average net assets	0.22%	1.48%	1.15%	1.06%	0.53%
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.22%	1.48%	1.15%	0.90%	(0.13% )
Portfolio turnover	108%	46%	25%	34%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Emerging Markets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$20.800	$17.580	$14.270	$10.700	$ 7.110

Income from investment operations:
Net investment income[1]	0.045	0.280	0.191	0.135	0.048
Net realized and unrealized gain on investments
and foreign currencies	6.926	3.988	3.503	3.573	3.660
Total from investment operations	6.971	4.268	3.694	3.708	3.708

Less dividends and distributions from:
Net investment income	(0.383)	(0.148)	—	(0.138)	(0.118)
Net realized gain on investments	(5.298)	(0.900)	(0.384)	—	—
Total dividends and distributions	(5.681)	(1.048)	(0.384)	(0.138)	(0.118)

Net asset value, end of period	$22.090	$20.800	$17.580	$14.270	$10.700

Total return[2]	45.03%	25.56%	26.51%	35.02%	52.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237,832	$183,562	$211,896	$50,564	$6,259
Ratio of expenses to average net assets	2.72%	2.69%	2.72%	2.66%	2.70%
Ratio of expenses to average net assets
prior to expense limitation	2.72%	2.69%	2.72%	2.82%	3.36%
Ratio of net investment income to average net assets	0.22%	1.48%	1.15%	1.06%	0.53%
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.22%	1.48%	1.15%	0.90%	(0.13% )
Portfolio turnover	108%	46%	25%	34%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     35

Financial highlights

Delaware Emerging Markets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$21.390	$18.030	$14.610	$10.920	$ 7.260

Income from investment operations:
Net investment income[1]	0.232	0.466	0.349	0.256	0.134
Net realized and unrealized gain on investments
and foreign currencies	7.157	4.104	3.579	3.659	3.717
Total from investment operations	7.389	4.570	3.928	3.915	3.851

Less dividends and distributions from:
Net investment income	(0.571)	(0.310)	(0.124)	(0.225)	(0.191)
Net realized gain on investments	(5.298)	(0.900)	(0.384)	—	—
Total dividends and distributions	(5.869)	(1.210)	(0.508)	(0.225)	(0.191)

Net asset value, end of period	$22.910	$21.390	$18.030	$14.610	$10.920

Total return[2]	46.49%	26.87%	27.73%	36.34%	54.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110,327	$112,964	$255,608	$63,732	$6,131
Ratio of expenses to average net assets	1.72%	1.69%	1.72%	1.66%	1.70%
Ratio of expenses to average net assets
prior to expense limitation	1.72%	1.69%	1.72%	1.82%	2.36%
Ratio of net investment income to average net assets	1.22%	2.48%	2.15%	2.06%	1.53%
Ratio of net investment income to average net assets
prior to expense limitation	1.22%	2.48%	2.15%	1.90%	0.87%
Portfolio turnover	108%	46%	25%	34%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Global Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.260	$11.660	$10.810	$ 8.700	$6.250

Income from investment operations:
Net investment income[1]	0.145	0.111	0.120	0.156	0.113
Net realized and unrealized gain on investments
and foreign currencies	0.663	3.084	1.231	2.059	2.457
Total from investment operations	0.808	3.195	1.351	2.215	2.570

Less dividends and distributions from:
Net investment income	(0.066)	(0.238)	(0.016)	(0.105)	(0.120)
Net realized gain on investments	(2.152)	(1.357)	(0.485)	—	—
Total dividends and distributions	(2.218)	(1.595)	(0.501)	(0.105)	(0.120)

Net asset value, end of period	$11.850	$13.260	$11.660	$10.810	$8.700

Total return[2]	6.96%	30.83%	12.97%	25.74%	41.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,024	$36,416	$20,613	$16,597	$12,699
Ratio of expenses to average net assets	1.45%	1.59%	1.89%	1.50%	1.50%
Ratio of expenses to average net assets
prior to expense limitation	1.57%	1.88%	2.13%	2.21%	2.10%
Ratio of net investment income to average net assets	1.22%	0.93%	1.06%	1.64%	1.59%
Ratio of net investment income to average net assets
prior to expense limitation	1.10%	0.64%	0.82%	0.93%	0.99%
Portfolio turnover	31%	124%	51%	36%	59%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     37

Financial highlights

Delaware Global Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.070	$11.510	$10.740	$ 8.660	$6.210

Income from investment operations:
Net investment income[1]	0.057	0.022	0.037	0.085	0.060
Net realized and unrealized gain on investments
and foreign currencies	0.665	3.050	1.218	2.042	2.457
Total from investment operations	0.722	3.072	1.255	2.127	2.517

Less dividends and distributions from:
Net investment income	—	(0.155)	—	(0.047)	(0.067)
Net realized gain on investments	(2.152)	(1.357)	(0.485)	—	—
Total dividends and distributions	(2.152)	(1.512)	(0.485)	(0.047)	(0.067)

Net asset value, end of period	$11.640	$13.070	$11.510	$10.740	$8.660

Total return[2]	6.08%	29.95%	12.11%	24.68%	41.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,893	$7,453	$3,483	$6,673	$6,064
Ratio of expenses to average net assets	2.20%	2.34%	2.64%	2.25%	2.25%
Ratio of expenses to average net assets
prior to expense limitation	2.27%	2.58%	2.83%	2.91%	2.80%
Ratio of net investment income to average net assets	0.47%	0.18%	0.31%	0.89%	0.84%
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.40%	(0.06% )	0.12%	0.23%	0.29%
Portfolio turnover	31%	124%	51%	36%	59%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Global Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.090	$11.520	$10.750	$8.660	$6.210

Income from investment operations:
Net investment income[1]	0.057	0.022	0.037	0.084	0.054
Net realized and unrealized gain on investments
and foreign currencies	0.655	3.060	1.218	2.053	2.463
Total from investment operations	0.712	3.082	1.255	2.137	2.517

Less dividends and distributions from:
Net investment income	—	(0.155)	—	(0.047)	(0.067)
Net realized gain on investments	(2.152)	(1.357)	(0.485)	—	—
Total dividends and distributions	(2.152)	(1.512)	(0.485)	(0.047)	(0.067)

Net asset value, end of period	$11.650	$13.090	$11.520	$10.750	$8.660

Total return[2]	6.17%	29.92%	12.10%	24.80%	41.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,463	$17,545	$6,380	$4,355	$1,504
Ratio of expenses to average net assets	2.20%	2.34%	2.64%	2.25%	2.25%
Ratio of expenses to average net assets
prior to expense limitation	2.27%	2.58%	2.83%	2.91%	2.80%
Ratio of net investment income to average net assets	0.47%	0.18%	0.31%	0.89%	0.84%
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.40%	(0.06% )	0.12%	0.23%	0.29%
Portfolio turnover	31%	124%	51%	36%	59%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     39

Financial highlights

Delaware Global Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.310	$11.700	$10.840	$8.730	$6.260

Income from investment operations:
Net investment income[1]	0.176	0.141	0.148	0.180	0.131
Net realized and unrealized gain on investments
and foreign currencies	0.673	3.092	1.237	2.053	2.476
Total from investment operations	0.849	3.233	1.385	2.233	2.607

Less dividends and distributions from:
Net investment income	(0.097)	(0.266)	(0.040)	(0.123)	(0.137)
Net realized gain on investments	(2.152)	(1.357)	(0.485)	—	—
Total dividends and distributions	(2.249)	(1.623)	(0.525)	(0.123)	(0.137)

Net asset value, end of period	$11.910	$13.310	$11.700	$10.840	$8.730

Total return[2]	7.12%	31.24%	13.28%	25.91%	42.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,398	$5,193	$4,576	$667	$300
Ratio of expenses to average net assets	1.20%	1.34%	1.64%	1.25%	1.25%
Ratio of expenses to average net assets
prior to expense limitation	1.27%	1.58%	1.83%	1.91%	1.80%
Ratio of net investment income to average net assets	1.47%	1.18%	1.31%	1.89%	1.84%
Ratio of net investment income to average net assets
prior to expense limitation	1.40%	0.94%	1.12%	1.23%	1.29%
Portfolio turnover	31%	124%	51%	36%	59%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware International Funds

November 30, 2007

Delaware Group Global & International Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (each, a Fund or collectively, Funds). The Trust is an open-end investment company. Delaware International Value Equity Fund and Delaware Global Value Fund are considered diversified under the Investment Company Act of 1940, as amended, (the 1940 Act). Delaware Emerging Markets Fund is considered to be non-diversified under the 1940 Act. Each Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P (DDLP) paid a financial advisor commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of November 30, 2007, Delaware Emerging Markets Fund and Delaware Global Value Fund have not commenced sales of the Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund and Delaware Global Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

On July 13, 2006 the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as each fund’s last net asset value calculation in the first required financial statement reporting period. As a result, each Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although each Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on each Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At November 30, 2007, the Funds held no investment in repurchase agreements.

(continues)     41

Notes to financial statements

Delaware International Funds

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for the financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
On the first $500 million	0.85%	1.25%	0.85%
On the next $500 million	0.80%	1.20%	0.80%
On the next $1.5 billion	0.75%	1.15%	0.75%
In excess of $2.5 billion	0.70%	1.10%	0.70%

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater program expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed specified percentages of average daily net assets as shown below.

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
The operating expense limitation as a percentage
of average daily net assets (per annum)	1.10%	1.72%	1.20%
Expiration date	3/31/08	3/31/08	3/31/08

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Funds and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended November 30, 2007, Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund was charged $ 364,803, $299,981, and $37,642, respectively, for these services.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DSC also provides dividend disbursing and transfer agency services. The Funds pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees from April 1, 2007 through March 31, 2008 in order to prevent distribution and service fees of Class A shares of Delaware Emerging Markets Fund and Delaware Global Value Fund from exceeding 0.25% of the average daily net assets. DDLP has contracted to limit distribution and service fees for each Fund’s Class R Shares from April 1, 2007 through March 31, 2008 to no more than 0.50% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At November 30, 2007, the Funds had liabilities payable to affiliates as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Investment management fee payable to DMC	$705,603	$1,141,915	$50,741
Dividend disbursing, transfer agent,
and other expenses payable to DSC	128,904	152,064	24,691
Distribution fees payable to DDLP	263,323	374,516	54,703
Other expenses payable to DMC and affiliates*	25,115	26,180	5,036

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates employees. For the year ended November 30, 2007, the Funds were charged for internal legal and tax services provided by DMC and/or its affiliates employees as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$55,690	$49,009	$5,987

For the year ended November 30, 2007, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$57,670	$110,980	$81,487

For the year ended November 30, 2007, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Class A	$854	$11,896	$2,503
Class B	39,854	44,049	18,031
Class C	6,730	11,276	20,900

Trustees’ fees and benefits include expenses accrued by the Funds for each Trustees’ retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended November 30, 2007, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Purchases	$268,229,235	$993,887,676	$83,201,549
Sales	341,744,547	1,114,197,186	33,913,184

(continues)     43

Notes to financial statements

Delaware International Funds

3. Investments (continued)

At November 30, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Cost of investments	$1,085,633,242	$899,155,048	$129,207,891
Aggregate unrealized appreciation	$ 161,250,170	$282,200,301	$ 11,006,988
Aggregate unrealized depreciation	(59,330,255)	(30,971,751)	(8,361,152)
Net unrealized appreciation	$ 101,919,915	$251,228,550	$ 2,645,836

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sale of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2007 and 2006 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
Year ended November 30, 2007:
Delaware International Value Equity Fund	$10,770,710	$50,275,995	$61,046,705
Delaware Emerging Markets Fund	56,283,558	171,559,202	227,842,760
Delaware Global Value Fund	3,049,206	8,723,299	11,772,505

	Ordinary	Long-Term
	Income	Capital Gain	Total Distributions
Year ended November 30, 2006:
Delaware International Value Equity Fund	$67,273,600	$254,957,525	$322,231,125
Delaware Emerging Markets Fund	44,864,195	35,958,546	80,822,741
Delaware Global Value Fund	863,330	3,876,587	4,739,917

5. Components of Net Assets on a Tax Basis

As of November 30, 2007, the components of net assets on a tax basis were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Shares of beneficial interest	$ 893,484,638	$ 548,718,731	$109,739,750
Undistributed ordinary income	26,661,086	137,044,115	2,605,092
Undistributed long-term capital gain	31,089,053	130,375,888	3,772,929
Unrealized appreciation of
investments and foreign currencies	102,013,813	251,307,747	2,659,823
Net assets	$1,053,248,590	$1,067,446,481	$118,777,594

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, and tax treatment of unrealized gain on investments in passive foreign investment companies (PFICS).

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, PFICS and earnings and profits distributed to shareholders on redemptions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2007, the Funds recorded the following reclassifications:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Undistributed net investment income	$(54,609)	$(1,211,761)	$(32,348)
Accumulated net realized gain (loss)	29,637	1,211,761	(37,539)
Paid-in capital	24,972	—	69,887

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware International		Delaware Emerging		Delaware Global
	Value Equity Fund		Markets Fund		Value Fund
	Year Ended		Year Ended		Year Ended
	11/30/07	11/30/06	11/30/07	11/30/06	11/30/07	11/30/06
Shares sold:
Class A	5,988,142	9,001,858	7,783,618	4,353,134	4,528,567	2,146,058
Class B	211,804	487,932	203,341	104,412	482,447	327,156
Class C	1,280,135	2,497,240	1,989,829	825,012	2,705,905	816,056
Class R	111,514	166,209	—	—	—	—
Institutional Class	6,595,213	11,323,137	2,465,651	5,426,636	275,635	271,683

Shares issued upon reinvestment of
dividends and distributions:
Class A	1,738,427	9,400,772	7,837,860	2,362,210	501,657	214,210
Class B	129,331	740,180	588,792	115,089	92,990	32,936
Class C	493,699	2,659,071	2,891,988	677,652	250,455	75,898
Class R	17,351	42,548	—	—	—	—
Institutional Class	1,444,287	6,559,309	1,445,826	873,760	50,578	11,206
	18,009,903	42,878,256	25,206,905	14,737,905	8,888,234	3,895,203

Shares repurchased:
Class A	(9,052,777)	(14,703,954)	(11,084,485)	(22,025,935)	(2,206,684)	(1,381,297)
Class B	(774,332)	(837,349)	(535,755)	(466,071)	(209,557)	(92,512)
Class C	(2,185,982)	(2,967,382)	(2,938,680)	(4,732,411)	(910,459)	(104,868)
Class R	(231,445)	(93,196)	—	—	—	—
Institutional Class	(6,431,820)	(11,001,143)	(4,376,201)	(15,194,636)	(515,120)	(283,823)
	(18,676,356)	(29,603,024)	(18,935,121)	(42,419,053)	(3,841,820)	(1,862,500)
Net increase (decrease)	(666,453)	13,275,232	6,271,784	(27,681,148)	5,046,414	2,032,703

For the years ended November 30, 2007 and 2006, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of changes in net assets.

		Year Ended			Year Ended
		11/30/07			11/30/06
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware International Value Equity Fund	244,462	241,022	$3,974,761	249,637	246,490	$3,932,166
Delaware Emerging Markets Fund	92,822	90,585	1,742,088	63,414	62,261	1,142,552
Delaware Global Value Fund	40,055	39,490	483,355	17,391	17,206	203,768

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2007, or at any time during the year then ended.

(continues)     45

Notes to financial statements

Delaware International Funds

8. Foreign Currency Exchange Contracts

The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities or liabilities net of receivables and other assets on the Statements of net assets.

9. Securities Lending

The Funds, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from collateral investments. The Funds record security lending income net of such allocation.

At November 30, 2007, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of net assets under the caption “Security Lending Collateral.”

Market value of
securities on loan
Delaware International Value Equity Fund	$139,254,597
Delaware Emerging Markets Fund	75,558,969
Delaware Global Value Fund	14,434,162

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

Each Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. As of November 30, 2007, no securities have been determined to be illiquid securities under each Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statements of net assets.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. Termination of New Share Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because a Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

13. Change in Custodian

On August 2, 2007, Mellon Bank N.A., One Mellon Center, Pittsburgh, PA 15285, became Delaware Value Equity and Delaware Global Value Funds’ custodian. Mellon also became Delaware Emerging Markets Fund custodian on October 17, 2007. Prior to the aforementioned dates, JPMorgan Chase served as the Funds’ custodian.

14. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2007, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions*	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware International Value Equity Fund	82%	18%	100%
Delaware Emerging Markets Fund	75%	25%	100%
Delaware Global Value Fund	74%	26%	100%

(A) and (B) are based on a percentage of each Fund’s total distributions.

For the fiscal year ended November 30, 2007 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intends to designate up to a maximum amount to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV. The amounts paid for the year ended November 30, 2007 were as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$10,770,710	$16,236,268	$2,677,199

(continues)     47

Notes to financial statements

Delaware International Funds

14. Tax Information (Unaudited) (continued)

Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund intend to pass through foreign tax credits in the maximum amount of $1,348,313, $1,243,751 and $81,306 respectively. The gross foreign source income earned during the fiscal year 2007 by Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund was $26,743,567, $29,265,810, and $1,681,562.

*For the fiscal year ended November 30, 2007, certain interest income and short-term gains paid by the Funds, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30, 2007, Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund has designated maximum distributions of Qualified Interest Income of $592,167, $28,942 and $69,908 respectively and Qualified Short Term Capital Gains of $13,946,887, $127,705,547, and $1,601,402.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware Group Global & International Funds (comprising the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund) (the “Funds”) as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Delaware Group Global & International Funds at November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

Other Fund information (unaudited)

Delaware International Funds

Fund management

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Zoë A. Neale
Senior Vice President, Chief Investment Officer — International Value Equity

Zoë A. Neale joined Delaware Investments in June 2005 to develop the firm’s International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Neale earned a bachelor’s degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Edward A. “Ned” Gray, CFA
Vice President, Senior Portfolio Manager

Ned Gray joined Delaware Investments in June 2005 to develop the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and The CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of The CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

Todd A. Bassion, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Bassion earned a bachelor’s degree in economics from Colorado College.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, Delaware Global Value Fund, and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments® secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

  Hassle-free investing — Make online purchases and redemptions at any time.

  Simplified tax processing — Automatically retrieve your Delaware Investments accounts’ 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax® OnlineSM and Desktop software — www.turbotax.com.

  Less mail clutter — Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern time, for assistance with any questions.

(2610)	Printed in the USA
AR-034 [11/07] CGI 1/08	MF-07-12-017 PO12521

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $96,400 for the fiscal year ended November 30, 2007.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $109,700 for the fiscal year ended November 30, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $47,485 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $21,600 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $301,847 and $280,820 for the registrant’s fiscal years ended November 30, 2007 and November 30, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Global & International Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2008